UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03159

Active Assets Money Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	June 30,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

AAMSAN
1116206 EXP 02.29.16

INVESTMENT MANAGEMENT

Active Assets Money Trust

Semiannual Report

December 31, 2014

Active Assets Money Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	30
U.S. Privacy Policy	31

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Active Assets Money Trust (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended December 31, 2014

Market Conditions

Gross domestic product (GDP) growth remained on sound footing in the third quarter of 2014 at 5%, revised up from 3.9%.(i) This represented the fastest pace of growth in the economy in over a decade. Consumer spending on services and business fixed investments were strong contributors to GDP growth. Third quarter growth followed a strong 4.6% result in the second quarter, underscoring the rebound from a weak first quarter GDP of –2.1% due to severe winter weather. The growth trend was stronger than expected during the year, averaging 2.5% for the first three quarters of 2014. (Fourth quarter GDP was due to be released on January 30, after the time of this writing.)

Labor market conditions continued to improve during the second half of the year. Monthly payroll growth averaged 263,000 over the six-month period, hitting a robust 353,000 job gains in November.(ii) Unemployment fell to 5.6% in December, its lowest level since June 2008, declining a full one percent from 6.6% at the start of the year. Average hourly earnings in December came in weaker-than-expected, at –0.2%, lowering annual wage growth for the full year to 1.7%. While it is an important indicator for the labor market, it is too soon to tell whether lower wage growth is a trend or one-time reading.

The actions of the Federal Open Market Committee (FOMC), including the testing of the tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus in our markets.

At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time

(i)  Source for GDP data: Bureau of Economic Analysis; most recently available data at the time of writing.

(ii)  Source for jobs and unemployment data: Bureau of Labor Statistics; most recently available data at the time of writing.

after the end of the asset purchase program. Despite this statement, FOMC officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting, as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

The FOMC continued to test the Federal Reserve Bank of New York's (FRBNY) overnight fixed-rate reverse repurchase agreement (RRP) facility, their tool created to help control short-term rates. In September, the FOMC revised several facility parameters. The allotment size increased from $10 billion to $30 billion per counterparty per day, but the total program size was capped at $300 billion. During instances where bids are over $300 billion in total, the overnight repurchase agreement rate will be awarded by a modified Dutch auction, otherwise the rate will be 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00 percent.

At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent. Also, the FOMC slightly adjusted the RRP for the second meeting in a row. During

November and December, different offering rates were used, ranging from 0.03% to 0.10%. All other terms of the exercise remained the same.

In late October, the FRBNY announced it would add up to $300 billion in term repurchase agreement operations to the overall program that will mature in early January 2015. The combination of the overnight and term facilities added up to a potential $600 billion in supply, which greatly aided the collateral squeeze at year-end. The term RRP ended up with $226 billion in outstandings with the auction stop-out rates ranging from between 0.07% and 0.10%. The volume done in the overnight RRP on year-end was $171.12 billion at 0.05%. Aggregating the overnight and term RRP over year-end (total $397 billion) underscores the severity of supply constraints in our markets at quarter-end periods.

The December FOMC meeting included an update to its quarterly Summary of Economic Projections. Much of the focus of this meeting was on the interest rate forward guidance. The FOMC changed its former pledge to keep rates on hold for a "considerable time," to new messaging that it will be "patient" in raising rates. According to the statement, "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. The Committee sees this guidance as consistent with its previous statement that it likely will be appropriate to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time following the end of its asset purchase program in October."

While Fed officials raised their growth forecasts and decreased their estimates for the unemployment rate,

they slightly lowered their median forecasts for interest rates at the end of 2015 down to 1.125% from 1.375% at the September meeting. Fifteen of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound. As for specific timing of the first interest rate hike, Fed Chair Yellen defined the "patient" language as keeping rates on hold for at least "a couple," or two FOMC meetings.

Performance Analysis

As of December 31, 2014, Active Assets Money Trust had net assets of approximately $5.8 billion and an average portfolio maturity of 28 days. For the six month period ended December 31, 2014, the Fund provided a total return of 0.01 percent. For the seven day period ended December 31, 2014, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.19 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.19 percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and –0.19 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we purchased high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/14
Repurchase Agreement	41.6%
Certificates of Deposit	16.8
Commercial Paper	14.7
Floating Rate Notes	12.6
Extendible Floating Rate Notes	9.6
U.S. Agency Securities	2.5
Corporate Bonds	1.8
Time Deposits	0.4
MATURITY SCHEDULE as of 12/31/14
1 - 30 Days	60.1%
31 - 60 Days	15.4
61 - 90 Days	14.3
91 - 120 Days	5.5
121 + Days	4.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including, but not limited to, commercial paper); debt obligations of U.S.-regulated banks (including domestic branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities; U.S. dollar-denominated foreign bank obligations; asset-backed securities; repurchase agreements; municipal obligations; and variable and floating rate notes.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Actual (0.01% return)	$1,000.00	$1,000.05	$1.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.20	$1.02

  @  Expenses are equal to the Fund's annualized expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.42%.

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (40.7%)
$30,000	ABN Amro Securities LLC, (dated 12/31/14; proceeds $30,000,183; fully collateralized by various U.S. Government agency securities, 3.50% - 4.50% due 02/01/26 - 04/01/43; valued at $30,897,737)	0.11%	01/02/15	$30,000,000
100,000	Bank of Nova Scotia, (dated 03/10/14; proceeds $100,150,417; fully collateralized by various U.S. Government agency securities, 2.50% - 5.06% due 07/01/26 - 06/20/61; valued at $103,095,106)	0.15	03/06/15	100,000,000
23,000	Bank of Nova Scotia, (dated 03/04/14; proceeds $23,037,311; fully collateralized by various U.S. Government agency securities, 2.50% - 5.50% due 12/01/25 - 06/20/61; valued at $23,751,906)	0.16	03/04/15	23,000,000
75,000	Bank of Nova Scotia, (dated 01/02/14; proceeds $75,129,271; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 12/01/26 - 12/01/44; valued at $77,241,303)	0.17	01/02/15	75,000,000
135,000	Bank of Nova Scotia, (dated 09/08/14; proceeds $135,301,125; fully collateralized by various U.S. Government agency securities, 2.50% - 5.50% due 10/01/26 - 06/20/61; valued at $139,234,359)	0.22	09/08/15	135,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$37,250	Barclays Capital, Inc., (dated 09/15/14; proceeds $37,398,400; fully collateralized by various Common Stocks and Convertible Bonds, 0.75% - 6.00% due 11/15/16 - 03/30/43; valued at $39,807,086) (Demand 01/02/15)	0.71	(a)%	04/05/15	$37,250,000
5,140	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $5,140,020; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 06/20/42 - 09/20/44; valued at $5,294,200)	0.07		01/02/15	5,140,000
10,000	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $10,000,111; fully collateralized by various Common Stocks and Preferred Stocks; valued at $10,500,124)	0.20		01/02/15	10,000,000
35,000	Credit Agricole Corp., (dated 12/31/14; proceeds $35,000,136; fully collateralized by a U.S. Government obligation, 0.63% due 07/15/21; valued at $35,701,088)	0.07		01/02/15	35,000,000
10,000	Credit Suisse Securities USA, (dated 11/20/14; proceeds $10,011,408; fully collateralized by various Corporate Bonds, 5.25% - 8.63% due 10/01/17 - 06/01/28; valued at $10,600,893)	0.56		02/02/15	10,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$5,000	Credit Suisse Securities USA, (dated 12/03/14; proceeds $5,004,719; fully collateralized by various Corporate Bonds, 6.75% - 8.50% due 08/15/18 - 07/01/24; valued at $5,301,371)	0.56%		02/02/15	$5,000,000
105,000	Credit Suisse Securities USA, (dated 10/30/14; proceeds $105,175,117; fully collateralized by various Corporate Bonds, 5.50% - 14.00% due 04/01/16 - 12/15/37; valued at $111,300,361)	0.63		02/02/15	105,000,000
600,000	Federal Reserve Bank of New York, (dated 12/31/14; proceeds $600,001,667; fully collateralized by a U.S. Government obligation, 4.75% due 02/15/41; valued at $600,000,000)	0.05		01/02/15	600,000,000
300,000	Federal Reserve Bank of New York, (dated 12/29/14; proceeds $300,005,833; fully collateralized by various U.S. Government obligations, 1.38% - 3.63% due 09/30/18 - 02/15/21; valued at $301,083,192)	0.10		01/05/15	300,000,000
10,000	ING Financial Markets LLC, (dated 11/03/14; proceeds $10,004,258; fully collateralized by various Corporate Bonds, 2.50% - 5.50% due 09/26/18 - 01/26/20; valued at $10,504,362) (Demand 01/07/15)	0.21	(a)	01/15/15	10,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$5,000	ING Financial Markets LLC, (dated 11/03/14; proceeds $5,002,333; fully collateralized by a Corporate Bond, 2.20% due 10/22/19; valued at $5,254,799) (Demand 01/07/15)	0.21	(a)%	01/22/15	$5,000,000
10,000	ING Financial Markets LLC, (dated 11/14/14; proceeds $10,003,667; fully collateralized by various Corporate Bonds, 0.61% - 6.95% due 10/28/15 - 11/04/44; valued at $10,500,569) (Demand 01/07/15)	0.22	(a)	01/13/15	10,000,000
35,000	ING Financial Markets LLC, (dated 12/12/14; proceeds $35,006,932; fully collateralized by various Corporate Bonds, 2.85% - 8.88% due 04/15/18 - 12/15/43 (b); valued at $36,751,937) (Demand 01/07/15)	0.23	(a)	01/12/15	35,000,000
20,000	ING Financial Markets LLC, (dated 12/31/14; proceeds $20,000,311; fully collateralized by various Corporate Bonds, 4.38% - 8.13% due 06/15/17 - 10/25/24; valued at $21,203,833)	0.28		01/02/15	20,000,000
25,000	ING Financial Markets LLC, (dated 11/13/14; proceeds $25,024,375; fully collateralized by various Corporate Bonds, 5.25% - 8.38% due 06/01/19 - 11/15/24; valued at $26,502,788) (Demand 01/07/15)	0.39	(a)	02/11/15	25,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$2,000	ING Financial Markets LLC, (dated 11/03/14; proceeds $2,001,889; fully collateralized by a Corporate Bond, 10.75% due 06/15/58; valued at $2,127,441) (Demand 01/07/15)	0.40	(a)%	01/27/15	$2,000,000
90,000	JP Morgan Securities LLC, (dated 12/05/14; proceeds $90,067,500; fully collateralized by various Common Stocks and a Convertible Preferred Stock; valued at $94,540,973)	0.30		03/05/15	90,000,000
95,000	Merrill Lynch Pierce Fenner & Smith, (dated 12/31/14; proceeds $95,001,056; fully collateralized by various Common Stocks and Preferred Stocks; valued at $99,750,055)	0.20		01/02/15	95,000,000
59,000	Merrill Lynch Pierce Fenner & Smith, (dated 12/24/14; proceeds $59,042,677; fully collateralized by various Common Stocks and Preferred Stocks; valued at $61,950,038) (Demand 01/02/15)	0.62	(a)	02/04/15	59,000,000
185,000	RBC Capital Markets LLC, (dated 10/01/14; proceeds $185,044,400; fully collateralized by various U.S. Government agency securities, 2.00% - 5.50% due 01/01/21 - 12/20/44; valued at $190,648,744)	0.09		01/05/15	185,000,000
20,000	RBC Capital Markets LLC, (dated 12/30/14; proceeds $20,002,222; fully collateralized by various Corporate Bonds, 1.20% - 8.25% due 01/23/17 - 10/17/96; valued at $21,000,001) (Demand 01/07/15)	0.25	(a)	01/15/15	20,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$15,000	RBC Capital Markets LLC, (dated 12/17/14; proceeds $15,010,125; fully collateralized by various Corporate Bonds, 1.99% - 3.50% due 09/14/18 - 09/19/27; valued at $15,740,850) (Demand 01/07/15)	0.27	(a)%	03/17/15	$15,000,000
20,000	RBC Capital Markets LLC, (dated 12/19/14; proceeds $20,013,500; fully collateralized by various Corporate Bonds, 1.13% - 5.00% due 04/29/18 - 03/15/42; valued at $21,000,001) (Demand 01/07/15)	0.27	(a)	03/19/15	20,000,000
30,000	RBC Capital Markets LLC, (dated 07/15/14; proceeds $30,042,933; fully collateralized by various Corporate Bonds, 0.86% - 8.13% due 06/05/17 - 03/11/44; valued at $31,500,000) (Demand 01/07/15)	0.28	(a)	01/15/15	30,000,000
20,000	RBC Capital Markets LLC, (dated 12/15/14; proceeds $20,016,683; fully collateralized by various Corporate Bonds, 4.13% - 11.00% due 03/15/16 - 11/01/24; valued at $21,200,000) (Demand 01/07/15)	0.33	(a)	03/16/15	20,000,000
30,000	RBC Capital Markets LLC, (dated 10/09/14; proceeds $30,034,708; fully collateralized by various Corporate Bonds, 3.38% - 12.00% due 12/01/15 - 05/15/33; valued at $31,800,001) (Demand 01/07/15)	0.35	(a)	02/05/15	30,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$25,000	RBC Capital Markets LLC, (dated 12/04/14; proceeds $25,021,875; fully collateralized by various Corporate Bonds, 4.25% - 8.91% due 04/15/17 - 05/15/22; valued at $26,509,551)	0.35%	03/04/15	$25,000,000
40,000	RBS Securities, Inc., (dated 12/31/14; proceeds $40,000,178; fully collateralized by various U.S. Government obligations, Zero Coupon - 9.13% due 05/15/17 - 08/15/40; valued at $40,800,090)	0.08	01/02/15	40,000,000
60,000	Scotia Capital USA, Inc., (dated 12/31/14; proceeds $60,000,833; fully collateralized by various Corporate Bonds, 2.30% - 9.75% due 01/15/15 - 06/15/21; valued at $63,571,065)	0.25	01/02/15	60,000,000
29,000	SG Americas Securities, (dated 12/31/14; proceeds $29,000,435; fully collateralized by various Corporate Bonds, 6.10% - 9.25% due 03/15/21 - 04/08/68; valued at $30,493,376)	0.27	01/02/15	29,000,000
30,000	Wells Fargo Securities LLC, (dated 12/02/14; proceeds $30,037,500; fully collateralized by various Corporate Bonds, 5.75% - 9.63% due 12/15/17 - 06/15/23; valued at $31,800,000)	0.50	03/02/15	30,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$29,500	Wells Fargo Securities LLC, (dated 10/15/14; proceeds $29,546,463; fully collateralized by various Common Stocks, Convertible Bonds, 1.13% - 6.00% due 06/15/17 - 03/15/34, and Preferred Stocks; valued at $31,173,039)	0.63%	01/13/15	$29,500,000
21,000	Wells Fargo Securities LLC, (dated 10/27/14; proceeds $21,033,443; fully collateralized by various Common Stocks, Convertible Bonds, 2.75% - 6.00% due 06/15/17 - 12/15/20, and Preferred Stocks; valued at $22,263,908)	0.63	01/26/15	21,000,000
	Total Repurchase Agreements (Cost $2,375,890,000)			2,375,890,000
	Certificates of Deposit (16.4%)
	Domestic Bank (0.5%)
32,200	Citibank NA	0.20%	01/09/15	32,200,000
	International Banks (15.9%)
39,850	Banco Del Estado De Chile	0.19	01/08/15 - 01/20/15	39,850,000
150,000	Bank of Montreal	0.12 - 0.22	01/02/15 - 04/07/15	150,000,000
60,000	Bank of Nova Scotia	0.25	02/17/15	60,000,000
60,000	Canadian Imperial Bank of Commerce	0.22	04/02/15	60,000,000
110,750	Credit Industriel et Commercial	0.33	01/22/15 - 01/26/15	110,750,000
60,000	Credit Suisse	0.29	02/06/15	60,000,000
32,000	Mizuho Bank Ltd.	0.20 - 0.22	02/06/15 - 03/17/15	31,998,936
56,500	Oversea Chinese Banking Corp.	0.21 - 0.23	03/11/15 - 04/06/15	56,500,326
90,250	Sumitomo Mitsui Banking Corp.	0.23	02/02/15	90,250,000
75,500	Sumitomo Mitsui Trust Bank Ltd.	0.26	03/30/15 - 04/01/15	75,500,000
91,250	Svenska Handelsbanken AB	0.22	04/15/15	91,251,317
100,000	Toronto Dominion Bank	0.07	01/07/15	100,000,000
				926,100,579
	Total Certificates of Deposit (Cost $958,300,579)			958,300,579

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (14.4%)
	Automobiles (1.8%)
$11,100	Toyota Credit Canada, Inc.	0.23%		01/14/15	$11,099,078
93,200	Toyota Motor Credit Corp.	0.25		06/04/15 - 06/19/15	93,094,399
					104,193,477
	Diversified Manufacturing (1.1%)
65,000	Siemens Capital Co. LLC	0.10 - 0.14		01/05/15 - 01/07/15	64,998,955
	Domestic Bank (0.9%)
51,000	JP Morgan Securities LLC (c)	0.23		01/12/15	50,996,416
	Energy (0.8%)
45,000	Exxon Mobil Corp.	0.12		01/09/15	44,998,800
	Food & Beverage (0.5%) (c)
30,000	Coca-Cola Co.	0.19 - 0.24		02/03/15 - 06/17/15	29,981,455
	International Banks (9.3%)
36,400	Banque Et Caisse	0.23		01/05/15 - 01/06/15	36,398,952
125,375	DBS Bank Ltd. (c)	0.21 - 0.22		02/02/15 - 04/10/15	125,345,969
106,250	Erste Abwicklungsanstalt	0.18		01/21/15 - 02/09/15	106,234,713
30,000	Mizuho Funding LLC	0.13 - 0.18		01/06/15	29,999,319
40,400	Nordea Bank AB (c)	0.25		04/30/15	40,366,614
120,000	NRW Bank	0.15		01/05/15	119,998,000
87,100	United Overseas Bank Ltd. (c)	0.26 - 0.30		01/06/15 - 03/24/15	87,054,785
					545,398,352
	Total Commercial Paper (Cost $840,567,455)				840,567,455
		COUPON RATE (a)	DEMAND DATE (d)
	Floating Rate Notes (12.4%)
	Domestic Bank (1.6%)
94,500	U.S. Bank NA	0.19%	01/23/15 - 01/24/15	03/23/15 - 04/23/15	94,500,000
	International Banks (10.8%)
91,200	Bank of Nova Scotia	0.24	02/17/15	02/17/15	91,200,000
75,000	BNP Paribas	0.42	01/14/15	01/14/15	75,000,000
42,000	Commonwealth Bank of Australia (c)	0.25	03/06/15	06/01/15	42,003,268
74,500	Credit Suisse	0.47 - 0.61	01/02/15 - 03/24/15	03/17/15 - 03/31/15	74,520,580

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (d)	MATURITY DATE	VALUE
$112,000	Rabobank Nederland NY	0.28 - 0.31%	01/06/15 - 03/24/15	03/24/15 - 07/06/15	$112,000,000
159,100	Toronto Dominion Bank	0.23 - 0.24	01/06/15 - 02/06/15	02/06/15 - 11/06/15	159,100,000
73,700	Westpac Banking Corp.	0.24	02/06/15 - 02/26/15	05/06/15 - 05/26/15	73,698,144
					627,521,992
	Total Floating Rate Notes (Cost $722,021,992)				722,021,992
	Extendible Floating Rate Notes (9.4%)
	Domestic Banks (5.2%)
145,000	JP Morgan Chase Bank NA (Extendible Maturity Date 01/07/16)	0.36	03/09/15	03/07/19	145,000,000
156,500	Wells Fargo Bank NA (Extendible Maturity Date 01/15/16 - 01/20/16)	0.33 - 0.34	01/20/15 - 03/16/15	03/20/19 - 07/15/19	156,500,000
					301,500,000
	International Banks (4.2%)
62,000	Bank of Nova Scotia (Extendible Maturity Date 01/29/16)	0.33	01/30/15	01/31/19	62,000,000
99,000	Royal Bank of Canada (Extendible Maturity Date 12/31/15)	0.33	01/02/15	04/01/19	98,996,501
85,000	Svenska Handelsbanken AB (c) (Extendible Maturity Date 06/15/15)	0.31	01/15/15	05/13/16	85,000,000
					245,996,501
	Total Extendible Floating Rate Notes (Cost $547,496,501)				547,496,501
		ANNUALIZED YIELD ON DATE OF PURCHASE
	U.S. Agency Securities (2.4%)
110,000	Federal Home Loan Bank	0.09%		02/06/15	109,990,210
30,000	Federal Home Loan Bank	0.15		02/20/15	29,993,792
	Total U.S. Agency Securities (Cost $139,984,002)				139,984,002

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Corporate Bonds (1.7%)
	International Banks
$9,250	Bank of Nova Scotia	3.40%	01/22/15	$9,266,554
9,250	Commonwealth Bank of Australia (c)	3.50	03/19/15	9,313,190
10,000	Credit Suisse	4.88	01/15/15	10,016,374
23,750	HSBC Bank PLC (c)	3.50	06/28/15	24,109,658
28,250	Lloyds Bank PLC (c)	4.38	01/12/15	28,282,906
15,250	Nordea Bank AB (c)	2.25	03/20/15	15,314,463
6,250	Westpac Banking Corp.	4.20	02/27/15	6,287,650
	Total Corporate Bonds (Cost $102,590,795)			102,590,795
	Time Deposit (0.4%)
	International Bank
25,000	Credit Agricole CIB Grand Cayman (Cost $25,000,000)	0.05	01/02/15	25,000,000
	Total Investments (Cost $5,711,851,324)		97.8%	5,711,851,324
	Other Assets in Excess of Liabilities		2.2	126,384,250
	Net Assets		100.0%	$5,838,235,574

  (a)  Rate shown is the rate in effect at December 31, 2014.

  (b)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2014.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Date of next interest rate reset.

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2014 (unaudited)

Assets:
Investments in securities, at value (cost $5,711,851,324, including value of repurchase agreements of $2,375,890,000)	$5,711,851,324
Cash	125,284,778
Receivable for:
Shares of beneficial interest sold	111,102,867
Interest	2,864,787
Prepaid expenses and other assets	130,275
Total Assets	5,951,234,031
Liabilities:
Payable for:
Shares of beneficial interest redeemed	111,102,867
Advisory fee	787,235
Transfer agent fee	634,237
Administration fee	272,110
Accrued expenses and other payables	202,008
Total Liabilities	112,998,457
Net Assets	$5,838,235,574
Composition of Net Assets:
Paid-in-capital	$5,838,375,763
Dividends in excess of net investment income	(60,459)
Accumulated net realized loss	(79,730)
Net Assets	$5,838,235,574
Net Asset Value Per Share
5,838,279,477 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements continued

Statement of Operations For the six months ended December 31, 2014 (unaudited)

Net Investment Income:
Interest Income	$6,476,758
Expenses
Advisory fee (Note 3)	7,532,181
Distribution fee (Note 4)	3,025,680
Administration fee (Note 3)	1,512,840
Transfer agent fees and expenses (Note 5)	309,180
Custodian fees	92,475
Trustees' fees and expenses	67,265
Professional fees	43,970
Registration fees	33,104
Shareholder reports and notices	30,648
Other	70,458
Total Expenses	12,717,801
Less: amounts waived/reimbursed (Note 4)	(6,543,511)
Net Expenses	6,174,290
Net Investment Income	302,468
Net Realized Gain	1,254
Net Increase	$303,722

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED JUNE 30, 2014
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$302,468	$637,516
Net realized gain	1,254	19,973
Net Increase	303,722	657,489
Dividends to shareholders from net investment income	(302,600)	(637,357)
Net decrease from transactions in shares of beneficial interest	(120,006,522)	(408,204,312)
Net Decrease	(120,005,400)	(408,184,180)
Net Assets:
Beginning of period	5,958,240,974	6,366,425,154
End of Period (Including dividends in excess of net investment income of $(60,459) and $(60,327)	$5,838,235,574	$5,958,240,974

See Notes to Financial Statements

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited)

1. Organization and Accounting Policies

Active Assets Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$2,375,890,000	$—	$2,375,890,000
Certificates of Deposit	—	958,300,579	—	958,300,579
Commercial Paper	—	840,567,455	—	840,567,455
Floating Rate Notes	—	722,021,992	—	722,021,992
Extendible Floating Rate Notes	—	547,496,501	—	547,496,501
U.S. Agency Securities	—	139,984,002	—	139,984,002
Corporate Bonds	—	102,590,795	—	102,590,795
Time Deposit	—	25,000,000	—	25,000,000
Total Assets	$—	$5,711,851,324	$—	$5,711,851,324

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the daily net assets exceeding $30 billion. For the six months ended December 31, 2014, the advisory fee

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

rate (net of waivers) was equivalent to an annual effective rate of 0.13% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2014, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive and/or reimburse all or a portion of the Fund's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended December 31, 2014, the Distributor waived $3,025,680, and the Adviser waived $3,517,831. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees, (the "Trustees"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

6. Transactions with Affiliates

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended December 31, 2014, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $1,772. At December 31, 2014, the Fund had an accrued pension liability of $58,458, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED JUNE 30, 2014
	(unaudited)
Shares sold	12,254,491,662	24,482,670,110
Shares issued in reinvestment of dividends	302,600	637,357
	12,254,794,262	24,483,307,467
Shares redeemed	(12,374,800,784)	(24,891,511,779)
Net decrease in shares outstanding	(120,006,522)	(408,204,312)

8. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended June 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$637,357	$645,222

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Active Assets Money Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to deferred compensation, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2014:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(2,864)	$2,864	$—

At June 30, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$76,523	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is the same as the cost for book purposes.

At June 30, 2014, the Fund had available for Federal income tax purposes unused short-term capital losses of $80,984 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended June 30, 2014, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $22,837.

10. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

Active Assets Money Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED JUNE 30,
	MONTHS ENDED
	DECEMBER 31, 2014		2014		2013		2012		2011		2010^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)(2)	(0.000	)(1)(2)	(0.000	)(1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01	%(5)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.20	%(4)(6)	0.18	%(4)	0.26	%(4)	0.23	%(4)	0.26	%(4)	0.27	%(3)(4)
Net investment income	0.01	%(4)(6)	0.01	%(4)	0.01	%(4)	0.01	%(4)	0.01	%(4)	0.01	%(3)(4)
Supplemental Data:
Net assets, end of period, in millions	$5,838		$5,958		$6,366		$6,509		$6,435		$1,950

^  Beginning with the year ended June 30, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(1)  Amount is less than $0.001.

(2)  Includes capital gain distribution of less than $0.001.

(3)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.02% for the year ended 2010.

(4)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.42%	(0.21)%
June 30, 2014	0.42	(0.23)
June 30, 2013	0.42	(0.15)
June 30, 2012	0.42	(0.18)
June 30, 2011	0.47	(0.20)
June 30, 2010	0.55	(0.27)

(5)  Not annualized.

(6)  Annualized.

See Notes to Financial Statements

Active Assets Money Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Active Assets Money Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Active Assets Money Trust

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Active Assets Money Trust

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Active Assets Money Trust

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Money Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015